Exhibit 10.16

EXECUTION VERSION

THIRD AMENDMENT

TO TERM LOAN CREDIT AGREEMENT

THIS THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of July 7, 2020, relating to the Credit Agreement referred to below, is made by and among PROFRAC SERVICES, LLC (the “Borrower”), PROFRAC HOLDINGS, LLC (“Holdings”), PROFRAC MANUFACTURING, LLC (“Manufacturing”) and the Lenders party hereto (as defined below), constituting at least the Required Lenders.

RECITALS

WHEREAS, the Borrower, Holdings, Manufacturing, the other Obligors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Barclays Bank PLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Agent”) and as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) have entered into the Term Loan Credit Agreement, dated as of September 7, 2018, as amended by (i) the First Amendment to Term Loan Credit Agreement, dated as of September 11, 2019 and (ii) the Second Amendment to Term Loan Credit Agreement, dated as of May 13, 2020, and as further amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment (the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time after the effectiveness of this Amendment, the “Credit Agreement”; capitalized terms not otherwise defined herein having the meanings ascribed to them in the Credit Agreement); and

WHEREAS, the Borrower has requested an amendment to the Existing Credit Agreement on the terms set forth herein, and, in accordance with Section 12.1 of the Existing Credit Agreement, the Existing Credit Agreement may be amended, supplemented, waived or modified in writing signed by the Required Lenders and the Obligors.

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Amendment to the Existing Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) Clause (w) of Section 8.12 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(w) CARES Act Debt in an aggregate principal amount not to exceed $35,000,000; and”

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the first date (such date, the “Third Amendment Effective Date”) when, and only when, each of the conditions set forth below shall have been satisfied in accordance with the terms herein:

(a) the Agent and the Lenders party hereto shall have received duly executed counterparts of this Amendment by the Borrower, Holdings, Manufacturing and each such Lender constituting the Required Lenders;

(b) the Agent, the Collateral Agent and the Lenders party hereto shall have received all other fees and amounts due and payable on or prior to the Third Amendment Effective Date, including reimbursement or payment of all reasonable and documented or invoiced out-of-pocket costs and expenses associated with this Amendment, such costs and expenses to be limited in the case of legal costs and expenses to the Attorney Costs;

(c) the representations and warranties set forth in this Amendment or any other Loan Document shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date;

(d) no Default or Event of Default shall have occurred and be continuing or shall result, in each case, after giving effect to this Amendment; and

(e) the Agent and the Lenders party hereto shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2.

SECTION 3. Representations and Warranties of the Obligors. To induce the Lenders party hereto to enter into this Amendment, each of the Borrower, Holdings and Manufacturing hereby represents and warrants to the Agent and each Lender that:

(a) Holdings and each Obligor party to this Amendment has the power and authority to execute, deliver and perform this Amendment. Holdings and each Obligor party to this Amendment has taken all necessary corporate, limited liability company or partnership, as applicable, action (including obtaining approval of its shareholders, if necessary) to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by Holdings and each Obligor party hereto and constitute the legal, valid and binding obligations of Holdings and each such Obligor, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing. Holdings’ and each Obligor’s execution, delivery and performance of this Amendment does not (i) conflict with, or constitute a violation or breach of, the terms of (A) any contract, mortgage, lease, agreement, indenture, or instrument to which Holdings, such Obligor or any of its Restricted Subsidiaries is a party or which is binding upon it, (B) any Requirement of Law applicable to Holdings, such Obligor or any of its Restricted Subsidiaries or (C) any Charter Documents of Holdings, such Obligor or any of its Restricted Subsidiaries, in each case, in any respect that would reasonably be expected to have a Material Adverse Effect or (ii) result in the imposition of any Lien (other than the Liens created by the Security Documents) upon the property of Holdings, such Obligor or any of its Restricted Subsidiaries by reason of any of the foregoing;

(b) no Default or Event of Default has occurred and is continuing or would occur, in each case, after giving effect to this Amendment;

(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or any of its Restricted Subsidiaries of this Amendment other than where failure to obtain, effect or make any such approval, consent, exemption, authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect; and

(d) after giving effect to this Amendment, the representations and warranties of the Borrower and each of the other Obligors contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of the Third Amendment Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date, in which case such representations and warranties were true and correct in all material respects as of such prior date.

SECTION 4. Expenses. The Borrower hereby reconfirms the obligations of the Borrower pursuant to Section 14.7 of the Credit Agreement to pay all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment.

SECTION 5. No Other Amendments or Waivers; Reaffirmation of the Obligors.

(a) Except as expressly provided herein (i) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

(b) This Amendment shall constitute a Loan Document.

(c) Each of the Borrower, Holdings and Manufacturing hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Obligor is a party is, and the obligations of such Obligor contained in the Credit Agreement (as amended by this Amendment) or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Amendment. For greater certainty and without limiting the foregoing, each of the Borrower, Holdings and Manufacturing hereby confirms that the existing security interests granted by such Obligor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 6. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, Barclays Bank PLC, in its capacity as Agent and Collateral Agent, shall be entitled to the benefits of Sections 13.3, 13.4 and 14.18 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

SECTION 7. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 12.1 of the Credit Agreement.

SECTION 8. Integration; Effect of Modifications. This Amendment represents the entire agreement of the Borrower, the other Obligors, the Agent, the Collateral Agent and the Lenders party hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent, the Collateral Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby.

SECTION 9. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; PROCESS AGENTS. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 14.3 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.

SECTION 11. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Credit Agreement, or any instrument or agreement required hereunder.

SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, and by each party hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by facsimile or other electronic communication and the effectiveness of this Amendment and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such documents and signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

PROFRAC SERVICES, LLC

By:	/s/ Authorized Signatory
Name:
	Title:	Authorized Signatory

PROFRAC HOLDINGS, LLC

By:	/s/ Authorized Signatory
Name:
	Title:	Authorized Signatory

PROFRAC MANUFACTURING, LLC

By:	/s/ Authorized Signatory
Name:
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Term Loan Credit Agreement]

Apollo Credit Strategies Master Fund Ltd.

By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo PPF Credit Strategies, LLC

By: Apollo Credit Strategies Master Fund Ltd., its member

By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Third Amendment to Term Loan Credit Agreement]

Barclays Bank PLC, as a Lender

By:	/s/ Jacqueline Custodio
	Name:	Jacqueline Custodio
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Term Loan Credit Agreement]

CM Finance SPV LTD, as a Lender

By:	/s/ Rocco DelGuercio
	Name:	Rocco DelGuercio
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Term Loan Credit Agreement]

Oaktree Specialty Lending Corporation, as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Adviser

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

Oaktree Strategic Income Corporation, as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Adviser

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

Oaktree Strategic Income SPV, LLC, as a Lender
By:	Oaktree Strategic Income SPV Parent, LLC
Its:	Managing Member
By:	Oaktree Strategic Income, LLC
Its:	Managing Member
By:	Oaktree Fund GP IIA, LLC
Its:	Manager
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Authorized Signatory

/s/ Armen Panossian
Armen Panossian
Authorized Signatory

[Signature Page to Third Amendment to Term Loan Credit Agreement]

OCSI SENIOR FUNDING II LLC, as a Lender
By:	Oaktree Strategic Income Corporation
Its:	Designated Manager
By:	Oaktree Capital Management, L.P.
Its:	Investment Advisor

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

OSI 2 Senior Lending SPV, LLC, as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

[•], as a Lender

By:	/s/ Darius Mozaffarian
	Name:	Darius Mozaffarian
	Title:	President

Lenders

WHITE OAK GLOBAL ADVISORS LLC	SMA31TEAM
WHITE OAK GLOBAL ADVISORS LLC	SMA45D
WHITE OAK GLOBAL ADVISORS LLC	YSTF
WHITE OAK GLOBAL ADVISORS LLC	YSPF
WHITE OAK GLOBAL ADVISORS LLC	YSFP1
WHITE OAK GLOBAL ADVISORS LLC	AWARE1
WHITE OAK GLOBAL ADVISORS LLC	AWARE2
WHITE OAK GLOBAL ADVISORS LLC	AWARE3
WHITE OAK GLOBAL ADVISORS LLC	BRPD2

[Signature Page to Third Amendment to Term Loan Credit Agreement]

TCW DL VII Financing LLC
By: TCW Asset Management Company LLC, its Collateral Manager, as a Lender

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

TCW Brazos Fund LLC
By: TCW Asset Management Company LLC, its Collateral Manager, as a Lender

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

TCW Skyline Lending, L.P.
By: TCW Asset Management Company LLC, its Collateral Manager, as a Lender

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]

West Virginia Direct Lending LLC
By: TCW Asset Management Company LLC, its Collateral Manager, as a Lender

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Third Amendment to Term Loan Credit Agreement]